                                                                   EXHIBIT 10.24


                         SALES AND ASSIGNMENT AGREEMENT

         This Sales and Assignment Agreement ("Agreement") is by and between Insurance Management Solutions Group, Inc. ("IMSG"), Insurance Management Solutions, Inc. ("IMS"), Bankers Insurance Group, Inc. ("BIG"), Bankers Insurance Services, Inc. ("BIS"), Bankers Life Insurance Company ("BLIC"), Southern Rental & Leasing Corporation ("Southern Rental"), Bankers Insurance Company ("BIC") and Bankers Security Insurance Company ("BSIC").

         WHEREAS, IMSG is restructuring itself to better provide (i) comprehensive outsourcing services to the property and casualty insurance industry, with an emphasis on providing administration outsourcing services for flood insurers and (ii) flood zone determination and ancillary services primarily to insurance companies and financial institutions; and

         WHEREAS, in the process, IMSG and IMS will need certain assets which previously were held by other entities; and

         WHEREAS, certain other assets will no longer be needed by IMSG or IMS;

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. SALES AND ASSIGNMENTS.

                  a) Southern Rental shall transfer to IMS certain telephone equipment described in Exhibit "A" attached hereto and incorporated herein by reference pursuant to the attached quit claim bill of sale attached as Exhibit "B". The consideration for said transfer shall be $448,750 as reflected in the Promissory Note attached hereto as Exhibit "C" to be executed by IMS and cash of $325,075.49. The cash represents the difference between the Promissory Note and net book value. This transaction is effective April 1, 1998.

                  b) IMS agrees to convey to BLIC pursuant to the quit claim bill of sale attached as Exhibit "D" its ownership interest in the Stone Eagle software system in consideration for the payment of One Dollar ($1.00), the receipt of which is hereby acknowledged. The effective date of this transaction is April 1, 1998.

                  c) IMS and BLIC agree to enter into the attached Storage and Use Agreement attached hereto as Exhibit "E" to account for the cost incurred by IMS on behalf of BLIC in storing the Stone Eagle software system on the AS/400 computer hardware of IMS. The effective date of this transaction is April 1, 1998.

                  d) IMS shall transfer to BIS by the attached quit claim bill of sale referred to as Exhibit "F" the SiTech collateralized loan tracking program and source


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



                           codes known as SiTrac in consideration of the assumption of the outstanding indebtedness on the software as of the date of the original acquisition by IMS, said amount being $1,278,279.88, less option payments previously paid in the amount of $1,500,000.00 and the assumption by BIS of the Software Maintenance and Enhancement Agreement attached as Exhibit "G".

                  e) BIC hereby assigns all of its right, title and interest to IMS in its leases with IBM Credit Corporation of various computer hardware as reflected in attached Exhibits "H", "I", "J", "K", "L" and "M" attached hereto. IMS hereby accepts such assignments. The consideration for this transfer is the assumption of all the obligations under the leases by IMS. The effective date of this transaction is April 1, 1998.

                  f) Pursuant to Assignments of Registered Service Marks attached as Exhibit "N" and Exhibit "O", BIC, in consideration of One Dollar ($1.00) paid by IMS assigns to IMS its service mark registration in FLOODWRITER and UNDERCURRENTS.

                  g) Additional assets consisting mainly of computer hardware and software, office equipment and furniture are hereby transferred to IMS pursuant to the attached quit claim bills of sale as Exhibits "P" and "Q" from BIG and BSIC respectively in consideration of inter-company transfers of $19,015.05 and $35,508.29, respectively and quit claim bill of sale labeled Exhibit "R" in consideration of a Promissory
                           Note in the amount of $2,353,424.42 attached as Exhibit "S". All amounts represent net book value at the time of the transaction. The effective date of these transactions is April 1, 1998.

         2. ASSIGNMENT. This Agreement and any rights pursuant hereto shall not be assignable by either party hereto, except by operation of law. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, or their respective legal successors, any rights, remedies, obligations or liabilities, or to relieve any person other that the parties hereto, or their respective legal successors, from any obligations or liabilities that would otherwise be applicable.

         3. GOVERNING LAW. This Agreement is made pursuant to and shall be governed by, interpreted under, and the right of the parties determined in accordance with, the laws of the State of Florida.

         4. NOTICE. All notices, statements or requests provided for hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand to an officer of the other party, or when deposited with the U.S. Postal Service, as certified or registered mail, postage prepaid, addressed

                  (a)      If to IMSG or IMS to:

                                    360 Central Avenue
                                    P.O. Box 15707
                                    St. Petersburg, FL 33733
                                    Attn: Jeffrey S. Bragg
                                    (813) 823-4000 x 4427 FAX (813) 823-6518

                  (b) If to BIG, BIS, BLIC, Southern Rental, BSIC or BIC to:

                                    360 Central Avenue
                                    P.O. Box 15707
                                    St. Petersburg, FL 33733
                                    Attn: G. Kristin Delano
                                    (813) 823-4000 x 4416 FAX (813) 823-6518

or to such other person or place as each party may from time to time designate by written notice sent as aforesaid.

         5. HEADINGS. The headings of the various paragraphs of this Agreement are for convenience only, and shall be accorded no weight in the construction of this Agreement.

         6. ENTIRE AGREEMENT. This Agreement, together with such Amendment as may from time to time be executed in writing by the parties, constitutes the entire Agreement between the parties with respect to the subject matter hereof.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective officers duly authorized so to do, and their respective corporate seals to be attached hereto as of the date and year first above written.



WITNESSES:                                   INSURANCE MANAGEMENT
                                             SOLUTIONS GROUP, INC. ("IMSG")



/s/ C. Anthony Sexton                        BY: /s/ Jeffrey S. Bragg
---------------------------------               ------------------------------

                                             AS ITS: COO
---------------------------------                   --------------------------

                                             DATE: 5/6/98
                                                  ----------------------------

WITNESSES:                                    BANKERS INSURANCE GROUP,
                                              INC. ("BIG")





/s/  C. Anthony Sexton                        BY: /s/  G. Kristin Delano
---------------------------------                -----------------------------



                                              AS ITS:
---------------------------------                    -------------------------



                                              DATE:    5/7/98
                                                     -------------------------



WITNESSES:                                    BANKERS INSURANCE SERVICES
                                              ("BIS")





/s/  C. Anthony Sexton                        BY: /s/  G. Kristin Delano
---------------------------------                -----------------------------



                                              AS ITS:
---------------------------------                    -------------------------



                                              DATE:    5/7/98
                                                     -------------------------


WITNESSES:                                    BANKERS LIFE INSURANCE
                                              COMPANY ("BLIC")





/s/  C. Anthony Sexton                        BY: /s/  G. Kristin Delano
---------------------------------                -----------------------------



                                              AS ITS:
---------------------------------                    -------------------------



                                              DATE:    5/7/98
                                                     -------------------------



WITNESSES:                                    SOUTHERN RENTAL & LEASING
                                              CORPORATION ("Southern Rental")





/s/  C. Anthony Sexton                        BY: /s/  G. Kristin Delano
---------------------------------                -----------------------------



                                              AS ITS:
---------------------------------                    -------------------------



                                              DATE:    5/7/98
                                                     -------------------------

WITNESSES:                                    BANKERS INSURANCE COMPANY
                                              ("BIC")





                                              BY: /s/  G. Kristin Delano
---------------------------------                -----------------------------



                                              AS ITS:
---------------------------------                    -------------------------



                                              DATE:
                                                     -------------------------



WITNESSES:                                    INSURANCE MANAGEMENT
                                              SOLUTIONS, INC. ("IMS")





/s/  C. Anthony Sexton                        BY: /s/  Jeffrey S. Bragg
---------------------------------                -----------------------------



                                              AS ITS:   COO
---------------------------------                    -------------------------



                                              DATE:    5/6/98
                                                     -------------------------


WITNESSES:                                    BANKERS SECURITY INSURANCE
                                              COMPANY ("BSIC")





                                              BY: /s/  G. Kristin Delano
---------------------------------                -----------------------------



                                              AS ITS:
---------------------------------                    -------------------------



                                              DATE:
                                                     -------------------------

         Exhibits:
         ---------
         Exhibit "A"       Telephone Equipment
         Exhibit "B"       Quit Claim Bill of Sale from Southern Rental to IMS
         Exhibit "C"       Promissory Note to Southern Rental
         Exhibit "D"       Quit Claim Bill of Sale from IMS to BLIC
         Exhibit "E"       Storage and Use Agreement
         Exhibit "F"       Quit Claim Bill of Sale from IMS to BIS
         Exhibit "G"       Software Maintenance and Enhancement Agreement
         Exhibit "H"       Leases with IBM Credit Corporation
         Exhibit "I"       Leases with IBM Credit Corporation
         Exhibit "J"       Leases with IBM Credit Corporation
         Exhibit "K"       Leases with IBM Credit Corporation
         Exhibit "L"       Leases with IBM Credit Corporation
         Exhibit "M"       Leases with IBM Credit Corporation
         Exhibit "N"       Assignments of Registered Service Marks
         Exhibit "O"       Assignments of Registered Service Marks
         Exhibit "P"       Quit Claim Bill of Sale from BIG to IMS
         Exhibit "Q"       Quit Claim Bill of Sale from BSIC to IMS
         Exhibit "R"       Quit Claim Bill of Sale from BIC to IMS
         Exhibit "S"       Promissory Note to BIC




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